EXHIBIT 10.1

[BARCLAYS CAPITAL LOGO]

                                                         Barclay Capital
                                                         5 The North Colonnade
                                                         Canary Wharf
                                                         London E14 4BB

                                                         Tel +44 (0)20 7623 2323

To:         Wells Fargo Bank, N.A., not individually but solely as trustee for
            BCAP 2006-RR1 (the "Counterparty" or "Party B")
Attn:       Client Manager - BCAP 2006-RR1
Tel No:     (410) 884-2000
From:       BARCLAYS BANK PLC (LONDON HEAD OFFICE) ("Barclays" or "Party A")
Date:       November 30, 2006
Reference:  1475807B/1475808B

The purpose of this Confirmation is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

The definitions and provisions contained in the 2000 ISDA Definitions (the "2000 Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 Definitions. Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Agreement (as defined below). Terms capitalized but not defined in this Confirmation, the 2000 Definitions or the Agreement shall have the meanings attributed to them in the Trust Agreement dated as of November 30, 2006 (the "Trust Agreement") among BCAP LLC, as depositor and Wells Fargo Bank, N.A., as trustee. Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement. In this Confirmation, "Party A" means Barclays and "Party B" means the Counterparty.

This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. This Confirmation (including the schedule hereto) will constitute a Confirmation that supplements, forms a part of, and is subject to, an agreement (the "Agreement") in the form of the 1992 Multicurrency - Cross Border Master Agreement in the form published by the International Swaps and Derivatives Association, Inc. (the "ISDA Form"), as if on the Trade Date we had executed an agreement in such form, but without any Schedule except for the elections made herein.
In the event of any inconsistency between the provisions of the ISDA Form and this Confirmation, this Confirmation will prevail for purposes of this Transaction.

The terms of the particular Transaction to which this Confirmation relates are as follows:

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2.                                           TRADE DETAILS
--------------------------------------------------------------------------------
Notional Amount:                            The amount set forth for such period
                                            in Schedule A attached hereto.
--------------------------------------------------------------------------------
Trade Date:                                 November 30, 2006.
--------------------------------------------------------------------------------
Effective Date:                             December 25, 2006.
--------------------------------------------------------------------------------
Termination Date:                           March 25, 2032
--------------------------------------------------------------------------------
Fixed Amounts:
--------------------------------------------------------------------------------
        Fixed Rate Payer:                   Counterparty.

        Fixed Rate Payer Payment Date(s):   November 30, 2006; subject to
                                            adjustment in accordance with the
                                            Following Business Day Convention.

        Fixed Amount:                       USD675,000; provided that the
                                            payment of the Fixed Amount to
                                            Barclays has been made on behalf of
                                            the Counterparty by Barclays Capital
                                            Inc. from the proceeds of the sale
                                            of the Certificates.
--------------------------------------------------------------------------------
Floating Amounts:                           To be determined in accordance with
                                            the following formula:

                                            Greater of (i) (Floating Rate minus
                                            Cap Rate) * Notional Amount *
                                            Floating Rate Day Count Fraction,
                                            and (ii) zero.
--------------------------------------------------------------------------------
        Floating Rate Payer:                Barclays.

        Cap Rate                            4.36%

        Floating Rate Payer Period End      The 25th of each month in each year
        Date(s):                            from (and including) January 25,
                                            2007 to (and including) the
                                            Termination Date with no adjustment
                                            to Period End Dates.

        Floating Rate Option.               USD-LIBOR-BBA, provided, however,
                                            that if the Floating Rate determined
                                            from such Floating Rate Option for
                                            any Calculation Period is greater
                                            than 9.86% per annum for such
                                            Calculation Period, then the
                                            Floating Rate for such Calculation
                                            Period shall be deemed to be equal
                                            to 9.86% per annum.

        Floating Rate Day Count Fraction:   30 / 360.

        Designated Maturity:                1 Month.
--------------------------------------------------------------------------------
        Reset Dates:                        The first day of each Calculation
                                            Period.
--------------------------------------------------------------------------------
        Early Payment:                      Applicable. The Floating Rate Payer
                                            Payment Date shall be the first
                                            Business Day prior to each related
                                            Floating Rate Payer Period End
                                            Date.
--------------------------------------------------------------------------------
Business Days:                              New York.
--------------------------------------------------------------------------------
3.                                          ACCOUNT DETAILS
--------------------------------------------------------------------------------
Payments to Barclays:                       Correspondent: BARCLAYS BANK PLC NEW
                                            YORK
                                            FEED: 026002574
                                            Beneficiary: BARCLAYS SWAPS
                                            Beneficiary Account: 050-01922-8
--------------------------------------------------------------------------------
Payments to Counterparty:                   Wells Fargo Bank, N.A.
                                            New York, NY
                                            ABA: 121000248
                                            Account No: 3970771416
                                            FFC: 17214200
                                            REF: BCAP 2006-RR1 Cap Account
--------------------------------------------------------------------------------
4.                                          OFFICES
--------------------------------------------------------------------------------
Barclays:                                   Address for Notices:
                                            5 The North Colonnade
                                            Canary Wharf
                                            E14 4 BB
                                            Tel: 44(20) 7773 6461
                                            Fax: 44(20) 777 36810
--------------------------------------------------------------------------------
Counterparty:                               Address for Notices:
                                            Wells Fargo Bank, N.A.
                                            9062 Old Annapolis Road
                                            Columbia, Maryland 21045
                                            Attention: Client Manager - BCAP
                                            2006-RR1
--------------------------------------------------------------------------------

5. Provisions Deemed Incorporated into this Agreement:

The following provisions (i) through (vii) will be deemed to be incorporated into the Agreement:

    i) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

    ii) Termination Provisions. For purposes of the Agreement:

        (a) "Specified Entity" means in relation to Party A for the purpose of the Agreement:

            Section 5(a)(v): None;
            Section 5(a)(vi): None;
            Section 5(a)(vii): None;
            Section 5(b)(iv): None;

            and in relation to Party B for the purpose of this Agreement:

            Section 5(a)(v): None;
            Section 5(a)(vi): None;
            Section 5(a)(vii): None;
            Section 5(b)(iv): None.

        (b) "Specified Transaction" shall be inapplicable to Party A and Party
            B.

        (c) The "Breach of Agreement" provisions of Section 5(a)(ii) of the Agreement will be inapplicable to Party A and Party B.

        (d) The "Credit Support Default" provisions of Section 5(a)(iii) of the Agreement will be inapplicable to Party A and Party B.

        (e) The "Misrepresentation" provisions of Section 5(a)(iv) of the Agreement will be inapplicable to Party A and Party B.

        (f) The "Default Under Specified Transaction" provisions of Section 5(a)(v) of the Agreement will be inapplicable to Party A and Party B.

        (g) The "Cross Default" provisions of Section 5(a)(vi) of the Agreement will be inapplicable to Party A and Party B.

        (h) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Agreement will be inapplicable to Party A and Party B.

        (i) The "Bankruptcy" provision of Section 5(a)(vii)(2) will not apply to Party B.

        (j) The "Automatic Early Termination" provision of Section 6(a) of the Agreement will be inapplicable to Party A and Party B.

        (k) Payments on Early Termination. For the purpose of Section 6(e) of the Agreement:

            (i) Market Quotation will apply.

            (ii) The Second Method will apply.

        (l) "Termination Currency" means United States Dollars.

    iii) Tax Representations.

        Payer Tax Representations. For the purpose of Section 3(e), each of Barclays and the Counterparty makes the following representation:

            It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on: (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement; (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

        Barclays Payee Tax Representations. For the purpose of Section 3(f), Barclays makes the following representations:

            With respect to payments made to Barclays which are not effectively connected to the U.S.: It is a non-U.S. branch of a foreign person for U.S. federal income tax purposes.

            With respect to payments made to Barclays which are effectively connected to the U.S.: Each payment received or to be received by it in connection with this Agreement will be effectively connected with its conduct of a trade or business in the U.S.

        Counterparty Payee Tax Representations. For the purpose of Section 3(f), Counterparty makes the following representation:

            Counterparty represents that it is a "United States person" as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

    iv) Documents to be Delivered. For the purpose of Section 4(a):

        (a) Tax forms, documents or certificates to be delivered are:

Party required to deliver     Form/Document/Certificate     Date by which to be
document                                                    delivered
--------------------------------------------------------------------------------
Barclays and Counterparty    Any document required or      Promptly after the
                             reasonably requested to       earlier of (i)
                             allow the other party to      reasonable demand by
                             make payments under this      either party or (ii)
                             Agreement without any         within 30 days of the
                             deduction or withholding      Closing Date.
                             for or on the account of
                             any Tax or with such
                             deduction or withholding
                             at a reduced rate.

        (b) Other Documents to be delivered are:

Party required to    Form/Document/Certificate    Date by which   Covered by
deliver document                                  to be           Section 3(d)
                                                  delivered       representation
--------------------------------------------------------------------------------
Barclays and the     Any documents required or        Closing Date.     Yes
Counterparty         reasonably requested by the
                     receiving party to evidence
                     authority of the delivering
                     party or its Credit Support
                     Provider, if any, to execute
                     and deliver this Agreement,
                     any Confirmation, and any
                     Credit Support Documents to
                     which it is a party, and to
                     evidence the authority of the
                     delivering party to its
                     Credit Support Provider to
                     perform its obligations under
                     this Agreement, such Confirmation
                     and/or Credit Support
                     Document, as the case may be.
--------------------------------------------------------------------------------
Barclays and the     A certificate of an authorized    Closing Date      Yes
Counterparty         officer of the party, as to the
                     incumbency and authority of the
                     respective officers of the party
                     signing this agreement, any
                     relevant Credit Support Document,
                     or any Confirmation, as the case
                     may be.
--------------------------------------------------------------------------------

      v)    Miscellaneous.

      (a)   [RESERVED]

      (b)   Process Agent. For the purpose of Section 13(c):

            Barclays appoints as its Process Agent: Barclays Bank PLC, New York Branch.

            Counterparty appoints as its Process Agent: Not Applicable.

      (c) Offices. The provisions of Section 10(a) will apply to this Agreement.

      (d)   Multibranch Party. For the purpose of Section 10(c) of this
            Agreement:

                  Barclays is a Multibranch Party and may act through its London and New York offices.

                  Counterparty is not a Multibranch Party.

      (e) Calculation Agent. The Calculation Agent is Barclays; provided, however, that if an Event of Default occurs with respect to Barclays, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

      (f) Credit Support Document. Not applicable for either Barclays or the Counterparty.

      (g)   Credit Support Provider.

            With respect to Barclays: Not Applicable.

            With respect to Counterparty: Not Applicable.

      (h) Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine except Section 5-1401 and Section 5-1402 of the New York General Obligation Law).

      (i) Consent to Recording. Each party hereto consents and agrees to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

      (j) Waiver of Jury Trial. To the extent permitted by applicable law, each party irrevocably waives any and all right to trial by jury in any legal proceeding in connection with this Agreement, any Credit Support Document to which it is a Party, or any Transaction. Each party also acknowledges that this waiver is a material inducement to the other party's entering into this Agreement.

      (k) "Affiliate" Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement.

      (l) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

            The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition

      vi)   Additional Representations:

            Each party represents to the other party that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary):-

            (a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the
                  Transaction: it being understood that information and explanations related to the terms and conditions of the Transaction shall not be considered investment advice or a recommendation to enter into the Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the Transaction.

            (b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Transaction. It is also capable of assuming, and assumes, the risks of the Transaction.

            (c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of the Transaction.

            (d) Purpose. It is entering into the Transaction for the purposes of hedging its assets or liabilities or in connection with a line of business.

            (e) Eligible Contract Participant Representation. It is an "eligible contract participant" within the meaning of Section 1(a)(12) of the Commodity Exchange Act, as amended, including as amended by the Commodity Futures Modernization Act of 2000.

      vii)  Other Provisions.

            (a) Fully-Paid Party Protected. Notwithstanding the terms of Sections 5 and 6 of the Agreement if Party B has satisfied in full all of its payment obligations under Section 2(a)(i) of the Agreement, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the Agreement with respect to Party B shall not constitute an Event of Default or Potential Event of Default with respect to Party B as the Defaulting Party and (b) Party A shall be entitled to designate an Early Termination Event pursuant to Section 6 of the Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or
                  Section 5(b)(ii) of the Agreement with respect to Party A as the Affected Party or Section 5(b)(iii) of the Agreement with respect to Party A as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Party B's only obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

            (b) Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-Off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

            (c) Proceedings. Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against, the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates; provided, however, that nothing will preclude, or be deemed to stop, Party A (i) from taking any action prior to the expiration of the aforementioned one year and one day period, or if longer the applicable preference period then in effect, in (A) any case or proceeding voluntarily filed or commenced by Party B or (B) any involuntary insolvency proceeding filed or commenced by a Person other than Party A, or (ii) from commencing against Party B or any of the Collateral any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or similar proceeding.

            (d) Limitation on Liability: Barclays and Counterparty agree to the following: (a) the sole recourse in respect of the obligations of Counterparty hereunder shall be to the Trust Fund (as defined in the Trust Agreement), (b)Wells Fargo Bank, N.A. is entering into this Agreement solely in its capacity as trustee of the Trust and not in its individual capacity under the Trust Agreement and (c) in no case shall Wells Fargo Bank, N.A. (or any person acting as successor trustee under the Trust Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of the Counterparty under the terms of this Confirmation, all such liability, if any, being expressly waived by Barclays and any person claiming by, through or under Barclays.

The time of dealing will be confirmed by Barclays upon written request. Barclays is regulated by the Financial Services Authority. Barclays is acting for its own account in respect of this Transaction.

Please confirm that the foregoing correctly sets forth all the terms and conditions of our agreement with respect to the Transaction by responding within three (3) Business Days by promptly signing in the space provided below and both
(i) faxing the signed copy to Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operations, Fax +(44) 20-7773-6810/6857, Tel +(44) 20-7773-6901/6904/6965, and (ii) mailing the signed copy to Barclays Bank PLC, 5 The North Colonnade, Canary Wharf, London E14 4BB, Attention of Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operation. Your failure to respond within such period shall not affect the validity or enforceability of the Transaction against you. This facsimile shall be the only documentation in respect of the Transaction and accordingly no hard copy versions of this Confirmation for this Transaction shall be provided unless the Counterparty requests.

For and on behalf of                         For and on behalf of
BARCLAYS BANK PLC                            WELLS FARGO BANK, N.A., NOT
                                             INDIVIDUALLY BUT SOLELY AS TRUSTEE
                                             FOR BCAP 2006-RR1
--------------------------------------------------------------------------------

/s/ Andrew Douglas                           /s/ Carla S. Walker
------------------                           -------------------
Name:  Andrew Douglas                         Name:  Carla S. Walker
Title: Authorised Signatory                   Title: Vice President
Date:  November 30, 2006                      Date:  November 30, 2006

Barclays Bank PLC and its Affiliates, including Barclays Capital Inc., may share with each other information, including non-public credit information, concerning its clients and prospective clients. If you do not want such information to be shared, you must write to the Director of Compliance, Barclays Bank PLC, 200 Park Avenue, New York, NY 10166.

Schedule A to the Confirmation dated as of November 30, 2006
Re: Reference Number: 1475807B/1475808B

   Period Start Date        Period End Date          Notional Amount
       2006-12-25              2007-01-25             25,000,000.00
       2007-01-25              2007-02-25             25,000,000.00
       2007-02-25              2007-03-25             25,000,000.00
       2007-03-25              2007-04-25             25,000,000.00
       2007-04-25              2007-05-25             25,000,000.00
       2007-05-25              2007-06-25             25,000,000.00
       2007-06-25              2007-07-25             25,000,000.00
       2007-07-25              2007-08-25             25,000,000.00
       2007-08-25              2007-09-25             25,000,000.00
       2007-09-25              2007-10-25             25,000,000.00
       2007-10-25              2007-11-25             25,000,000.00
       2007-11-25              2007-12-25             25,000,000.00
       2007-12-25              2008-01-25             25,000,000.00
       2008-01-25              2008-02-25             25,000,000.00
       2008-02-25              2008-03-25             25,000,000.00
       2008-03-25              2008-04-25             25,000,000.00
       2008-04-25              2008-05-25             25,000,000.00
       2008-05-25              2008-06-25             25,000,000.00
       2008-06-25              2008-07-25             25,000,000.00
       2008-07-25              2008-08-25             25,000,000.00
       2008-08-25              2008-09-25             25,000,000.00
       2008-09-25              2008-10-25             25,000,000.00
       2008-10-25              2008-11-25             25,000,000.00
       2008-11-25              2008-12-25             25,000,000.00
       2008-12-25              2009-01-25             11,799,834.49
       2009-01-25              2009-02-25             11,415,882.31
       2009-02-25              2009-03-25             11,042,245.09
       2009-03-25              2009-04-25             10,678,745.35
       2009-04-25              2009-05-25             10,325,204.53
       2009-05-25              2009-06-25              9,981,446.93
       2009-06-25              2009-07-25              9,647,299.61
       2009-07-25              2009-08-25              9,322,592.40
       2009-08-25              2009-09-25              9,007,157.85
       2009-09-25              2009-10-25              8,700,831.16
       2009-10-25              2009-11-25              8,403,450.16
       2009-11-25              2009-12-25              8,114,855.28
       2009-12-25              2010-01-25              7,834,889.47
       2010-01-25              2010-02-25              7,563,398.22
       2010-02-25              2010-03-25              7,300,229.46
       2010-03-25              2010-04-25              7,045,233.59
       2010-04-25              2010-05-25              6,798,263.34
       2010-05-25              2010-06-25              6,559,173.87
       2010-06-25              2010-07-25              6,327,822.61
       2010-07-25              2010-08-25              6,104,069.29
       2010-08-25              2010-09-25              5,887,775.88
       2010-09-25              2010-10-25              5,678,806.60
       2010-10-25              2010-11-25              5,477,027.81
       2010-11-25              2010-12-25              5,282,308.02
       2010-12-25              2011-01-25              5,094,517.90
       2011-01-25              2011-02-25              4,913,530.14
       2011-02-25              2011-03-25              4,739,219.51
       2011-03-25              2011-04-25              4,571,462.81
       2011-04-25              2011-05-25              4,410,138.79
       2011-05-25              2011-06-25              4,255,128.20
       2011-06-25              2011-07-25              4,106,313.68
       2011-07-25              2011-08-25              3,963,579.78
       2011-08-25              2011-09-25              3,826,812.92
       2011-09-25              2011-10-25              3,695,901.35
       2011-10-25              2011-11-25              3,570,735.13
       2011-11-25              2011-12-25              3,455,960.65
       2011-12-25              2012-01-25              3,346,672.37
       2012-01-25              2012-02-25              3,242,765.78
       2012-02-25              2012-03-25              3,144,138.07
       2012-03-25              2012-04-25              3,050,688.11
       2012-04-25              2012-05-25              2,962,316.41
       2012-05-25              2012-06-25              2,878,925.11
       2012-06-25              2012-07-25              2,800,417.93
       2012-07-25              2012-08-25              2,726,700.18
       2012-08-25              2012-09-25              2,657,678.71
       2012-09-25              2012-10-25              2,593,261.90
       2012-10-25              2012-11-25              2,533,359.60
       2012-11-25              2012-12-25              2,479,326.00
       2012-12-25              2013-01-25              2,429,605.30
       2013-01-25              2013-02-25              2,384,111.99
       2013-02-25              2013-03-25              2,342,761.94
       2013-03-25              2013-04-25              2,305,472.45
       2013-04-25              2013-05-25              2,272,162.15
       2013-05-25              2013-06-25              2,242,751.01
       2013-06-25              2013-07-25              2,217,160.34
       2013-07-25              2013-08-25              2,195,312.74
       2013-08-25              2013-09-25              2,177,132.09
       2013-09-25              2013-10-25              2,162,543.53
       2013-10-25              2013-11-25              2,149,406.16
       2013-11-25              2013-12-25              2,135,658.39
       2013-12-25              2014-01-25              2,121,677.32
       2014-01-25              2014-02-25              2,107,474.83
       2014-02-25              2014-03-25              2,093,062.45
       2014-03-25              2014-04-25              2,078,451.42
       2014-04-25              2014-05-25              2,063,652.65
       2014-05-25              2014-06-25              2,048,676.76
       2014-06-25              2014-07-25              2,033,534.07
       2014-07-25              2014-08-25              2,018,234.60
       2014-08-25              2014-09-25              2,002,788.09
       2014-09-25              2014-10-25              1,987,204.02
       2014-10-25              2014-11-25              1,971,491.58
       2014-11-25              2014-12-25              1,955,393.59
       2014-12-25              2015-01-25              1,939,199.48
       2015-01-25              2015-02-25              1,922,917.27
       2015-02-25              2015-03-25              1,906,554.70
       2015-03-25              2015-04-25              1,890,119.29
       2015-04-25              2015-05-25              1,873,618.35
       2015-05-25              2015-06-25              1,857,058.96
       2015-06-25              2015-07-25              1,840,447.97
       2015-07-25              2015-08-25              1,823,792.03
       2015-08-25              2015-09-25              1,807,097.60
       2015-09-25              2015-10-25              1,790,370.91
       2015-10-25              2015-11-25              1,773,618.03
       2015-11-25              2015-12-25              1,756,666.91
       2015-12-25              2016-01-25              1,739,715.22
       2016-01-25              2016-02-25              1,722,767.92
       2016-02-25              2016-03-25              1,705,693.71
       2016-03-25              2016-04-25              1,688,634.51
       2016-04-25              2016-05-25              1,671,594.81
       2016-05-25              2016-06-25              1,654,578.96
       2016-06-25              2016-07-25              1,637,591.15
       2016-07-25              2016-08-25              1,620,635.44
       2016-08-25              2016-09-25              1,603,715.73
       2016-09-25              2016-10-25              1,586,834.83
       2016-10-25              2016-11-25              1,569,997.35
       2016-11-25              2016-12-25              1,553,206.80
       2016-12-25              2017-01-25              1,536,466.57
       2017-01-25              2017-02-25              1,519,779.89
       2017-02-25              2017-03-25              1,503,149.93
       2017-03-25              2017-04-25              1,486,579.68
       2017-04-25              2017-05-25              1,470,072.06
       2017-05-25              2017-06-25              1,453,629.84
       2017-06-25              2017-07-25              1,437,255.72
       2017-07-25              2017-08-25              1,420,952.26
       2017-08-25              2017-09-25              1,404,721.94
       2017-09-25              2017-10-25              1,388,567.13
       2017-10-25              2017-11-25              1,372,490.10
       2017-11-25              2017-12-25              1,356,493.01
       2017-12-25              2018-01-25              1,340,577.96
       2018-01-25              2018-02-25              1,324,746.92
       2018-02-25              2018-03-25              1,309,001.82
       2018-03-25              2018-04-25              1,293,344.45
       2018-04-25              2018-05-25              1,277,776.56
       2018-05-25              2018-06-25              1,262,299.79
       2018-06-25              2018-07-25              1,246,915.70
       2018-07-25              2018-08-25              1,231,625.80
       2018-08-25              2018-09-25              1,216,431.51
       2018-09-25              2018-10-25              1,201,334.16
       2018-10-25              2018-11-25              1,186,335.03
       2018-11-25              2018-12-25              1,171,435.32
       2018-12-25              2019-01-25              1,156,636.17
       2019-01-25              2019-02-25              1,141,938.65
       2019-02-25              2019-03-25              1,127,343.76
       2019-03-25              2019-04-25              1,112,852.46
       2019-04-25              2019-05-25              1,098,465.62
       2019-05-25              2019-06-25              1,084,184.08
       2019-06-25              2019-07-25              1,070,008.59
       2019-07-25              2019-08-25              1,055,939.88
       2019-08-25              2019-09-25              1,041,978.61
       2019-09-25              2019-10-25              1,028,125.38
       2019-10-25              2019-11-25              1,014,380.76
       2019-11-25              2019-12-25              1,000,745.24
       2019-12-25              2020-01-25               987,219.29
       2020-01-25              2020-02-25               973,803.33
       2020-02-25              2020-03-25               960,497.72
       2020-03-25              2020-04-25               947,302.80
       2020-04-25              2020-05-25               934,218.84
       2020-05-25              2020-06-25               921,246.10
       2020-06-25              2020-07-25               908,384.76
       2020-07-25              2020-08-25               895,635.00
       2020-08-25              2020-09-25               882,996.95
       2020-09-25              2020-10-25               870,470.69
       2020-10-25              2020-11-25               858,056.29
       2020-11-25              2020-12-25               845,753.76
       2020-12-25              2021-01-25               833,563.09
       2021-01-25              2021-02-25               821,358.24
       2021-02-25              2021-03-25               809,267.03
       2021-03-25              2021-04-25               797,289.35
       2021-04-25              2021-05-25               785,425.07
       2021-05-25              2021-06-25               773,674.00
       2021-06-25              2021-07-25               762,035.96
       2021-07-25              2021-08-25               750,510.73
       2021-08-25              2021-09-25               739,098.05
       2021-09-25              2021-10-25               727,797.65
       2021-10-25              2021-11-25               716,609.25
       2021-11-25              2021-12-25               705,532.52
       2021-12-25              2022-01-25               694,567.13
       2022-01-25              2022-02-25               683,712.70
       2022-02-25              2022-03-25               672,968.86
       2022-03-25              2022-04-25               662,335.22
       2022-04-25              2022-05-25               651,811.34
       2022-05-25              2022-06-25               641,396.80
       2022-06-25              2022-07-25               631,091.14
       2022-07-25              2022-08-25               620,893.89
       2022-08-25              2022-09-25               610,804.55
       2022-09-25              2022-10-25               600,822.64
       2022-10-25              2022-11-25               590,947.62
       2022-11-25              2022-12-25               581,178.97
       2022-12-25              2023-01-25               571,516.15
       2023-01-25              2023-02-25               561,958.58
       2023-02-25              2023-03-25               552,505.72
       2023-03-25              2023-04-25               543,156.97
       2023-04-25              2023-05-25               533,911.73
       2023-05-25              2023-06-25               524,769.42
       2023-06-25              2023-07-25               515,729.40
       2023-07-25              2023-08-25               506,791.06
       2023-08-25              2023-09-25               497,953.76
       2023-09-25              2023-10-25               489,216.87
       2023-10-25              2023-11-25               480,583.96
       2023-11-25              2023-12-25               472,050.06
       2023-12-25              2024-01-25               463,614.52
       2024-01-25              2024-02-25               455,276.66
       2024-02-25              2024-03-25               447,035.81
       2024-03-25              2024-04-25               438,891.27
       2024-04-25              2024-05-25               430,842.35
       2024-05-25              2024-06-25               422,888.38
       2024-06-25              2024-07-25               415,028.63
       2024-07-25              2024-08-25               407,282.67
       2024-08-25              2024-09-25               399,629.18
       2024-09-25              2024-10-25               392,067.43
       2024-10-25              2024-11-25               384,596.72
       2024-11-25              2024-12-25               377,216.32
       2024-12-25              2025-01-25               369,925.52
       2025-01-25              2025-02-25               362,723.58
       2025-02-25              2025-03-25               355,609.80
       2025-03-25              2025-04-25               348,583.43
       2025-04-25              2025-05-25               341,643.75
       2025-05-25              2025-06-25               334,790.03
       2025-06-25              2025-07-25               328,021.54
       2025-07-25              2025-08-25               321,337.53
       2025-08-25              2025-09-25               314,737.28
       2025-09-25              2025-10-25               308,220.05
       2025-10-25              2025-11-25               301,785.10
       2025-11-25              2025-12-25               295,431.70
       2025-12-25              2026-01-25               289,159.11
       2026-01-25              2026-02-25               282,966.59
       2026-02-25              2026-03-25               276,853.42
       2026-03-25              2026-04-25               270,818.84
       2026-04-25              2026-05-25               264,862.13
       2026-05-25              2026-06-25               258,982.56
       2026-06-25              2026-07-25               253,179.39
       2026-07-25              2026-08-25               247,451.89
       2026-08-25              2026-09-25               241,799.32
       2026-09-25              2026-10-25               236,220.97
       2026-10-25              2026-11-25               230,716.11
       2026-11-25              2026-12-25               225,284.01
       2026-12-25              2027-01-25               219,923.95
       2027-01-25              2027-02-25               214,635.20
       2027-02-25              2027-03-25               209,417.05
       2027-03-25              2027-04-25               204,268.79
       2027-04-25              2027-05-25               199,189.69
       2027-05-25              2027-06-25               194,179.06
       2027-06-25              2027-07-25               189,236.17
       2027-07-25              2027-08-25               184,360.34
       2027-08-25              2027-09-25               179,550.85
       2027-09-25              2027-10-25               174,807.00
       2027-10-25              2027-1125                170,128.10
       2027-11-25              2027-12-25               165,513.46
       2027-12-25              2028-01-25               160,962.39
       2028-01-25              2028-02-25               156,474.20
       2028-02-25              2028-03-25               152,048.20
       2028-03-25              2028-04-25               147,683.73
       2028-04-25              2028-05-25               143,380.11
       2028-05-25              2028-06-25               139,136.66
       2028-06-25              2028-07-25               134,953.39
       2028-07-25              2028-08-25               130,828.94
       2028-08-25              2028-09-25               126,762.67
       2028-09-25              2028-10-25               122,753.91
       2028-10-25              2028-11-25               118,802.01
       2028-11-25              2028-12-25               114,906.33
       2028-12-25              2029-01-25               111,066.22
       2029-01-25              2029-02-25               107,281.04
       2029-02-25              2029-03-25               103,550.16
       2029-03-25              2029-04-25               99,872.95
       2029-04-25              2029-05-25               96,248.78
       2029-05-25              2029-06-25               92,677.02
       2029-06-25              2029-07-25               89,157.07
       2029-07-25              2029-08-25               85,688.30
       2029-08-25              2029-09-25               82,270.11
       2029-09-25              2029-10-25               78,901.89
       2029-10-25              2029-11-25               75,583.04
       2029-11-25              2029-12-25               72,312.97
       2029-12-25              2030-01-25               69,091.09
       2030-01-25              2030-02-25               65,916.81
       2030-02-25              2030-03-25               62,789.54
       2030-03-25              2030-04-25               59,708.72
       2030-04-25              2030-05-25               56,673.76
       2030-05-25              2030-06-25               53,684.10
       2030-06-25              2030-07-25               50,739.17
       2030-07-25              2030-08-25               47,838.43
       2030-08-25              2030-09-25               44,981.30
       2030-09-25              2030-10-25               42,167.24
       2030-10-25              2030-11-25               39,395.72
       2030-11-25              2030-12025               36,666.17
       2030-12-25              2031-01-25               33,978.09
       2031-01-25              2031-02-25               31,330.91
       2031-02-25              2031-03-25               28,724.13
       2031-03-25              2031-04-25               26,157.22
       2031-04-25              2031-05-25               23,629.67
       2031-05-25              2031-06-25               21,140.95
       2031-06-25              2031-07-25               18,690.58
       2031-07-25              2031-08-25               16,278.03
       2031-08-25              2031-09-25               13,902.80
       2031-09-25              2031-10-25               11,564.42
       2031-10-25              2031-11-25                9,262.38
       2031-11-25              2031-12-25                6,996.20
       2031-12-25              2032-01-25                4,765.40
       2032-01-25              2032-02-25                2,569.51
       2032-02-25              2032-03-25                 408.06
       2032-03-25                                           0

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